Supplement dated September 1, 2016
to the Prospectus and Statement of Additional Information (SAI), as supplemented, of each of the following funds
(each a Fund and together the Funds):
Fund	Prospectus & SAI Dated
Columbia ETF Trust I
Columbia Sustainable Global Equity Income ETF	June 6, 2016
Columbia Sustainable International Equity Income ETF	June 6, 2016
Columbia Sustainable U.S. Equity Income ETF	June 6, 2016
Effective immediately, the list of portfolio managers under the caption “Fund Management” in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Co-manager	June 2016
Frank Vallario	Portfolio Manager	Co-manager	September 2016
The rest of the section remains the same.
Effective immediately, the information under the caption “Portfolio Manager” in the “More Information About the Fund — Primary Service Providers” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Co-manager	June 2016
Frank Vallario	Portfolio Manager	Co-manager	September 2016
Mr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Mr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute and an M.B.A. from the Stern School of Business at New York University.
Mr. Vallario joined the Investment Manager in September 2016 as a portfolio manager when the Investment Manager acquired Emerging Global Advisors, LLC (EGA), which he joined in 2015 as a Senior Portfolio Manager. Prior to joining EGA, Mr. Vallario was an Executive Director – Quantitative Client Consultant, Northeast Hedge Funds, at MSCI Inc. since 2010. Mr. Vallario began his investment career in 1996 and earned a B.S. from Lehigh University and an M.B.A. from Rutgers University - Newark.
The rest of the section remains the same.
Also effective immediately, all references to the phone number in each Fund’s prospectus are hereby revised and superseded with 888.800.4347.
SUP000_00_029_(09/16)

Effective immediately, the information under the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Funds is superseded and replaced with the following:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets (excluding the Fund)	Performance Based Accounts**	Ownership of Fund shares
Sustainable Global Equity Income ETF	Christopher Lo(a)	4 RICs 1 PIV 71 Other accounts	$10.26 billion $201.52 million $1.03 billion	None	None
	Frank Vallario(b)	9 RICs 7 Other accounts	$899.33 million $1.40 million	None	None
Sustainable International Equity Income ETF	Christopher Lo(a)	4 RICs 1 PIV 71 Other accounts	$10.26 billion $201.52 million $1.03 billion	None	None
	Frank Vallario(b)	9 RICs 7 Other accounts	$899.33 million $1.40 million	None	None
Sustainable U.S. Equity Income ETF	Christopher Lo(a)	4 RICs 1 PIV 71 Other accounts	$10.26 billion $201.52 million $1.03 billion	None	None
	Frank Vallario(b)	9 RICs 7 Other accounts	$899.33 million $1.40 million	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Effective as of September 1, 2016, the portfolio manager will manage a total of 16 RICs, including each of the Funds.
(b)	The portfolio manager began managing the Fund effective September 1, 2016; reporting information is provided as of June 30, 2016. Effective as of September 1, 2016, the portfolio manager will manage a total of 12 RICs, including each of the Funds.
The rest of the section remains the same.
Effective immediately, the information under the subsection "Other Roles and Relationships of Ameriprise Financial and Its Affiliates - Certain Conflicts of Interest" in the "Investment Management and Other Services" section of the SAI for the above mentioned Funds is hereby revised to include the following:
Actual or Potential Conflicts of Interest Related to Affiliated Indexes
Columbia Management and its affiliates may develop, own and operate stock market and other indexes (each, an Affiliated Index) based on investment and trading strategies developed by Columbia Management and/or its affiliates (Affiliated Index Strategies). Some of the ETFs for which Columbia Management act as investment adviser (the Affiliated Index ETFs) seek to track the performance of the Affiliated Indexes. Columbia Management and/or its affiliates may, from time to time, manage other funds or accounts that invest in these Affiliated Index ETFs. In the future, Columbia Management and/or its affiliates may manage client accounts that track the same Affiliated Indexes used by the Affiliated Index ETFs or which are based on the same, or substantially similar, Affiliated Index Strategies that are used in the operation of the Affiliated Indexes and the Affiliated Index ETFs. The operation of the Affiliated Indexes, the Affiliated Index ETFs and other accounts manage in this manner may give rise to potential conflicts of interest.
For example, any accounts managed by Columbia Management and/or its affiliates that seek to track the same Affiliated Indexes may engage in purchases and sales of securities at different times. These differences may result in the certain accounts having more favorable performance relative to that of the Affiliated Index or other accounts that seek to track the Affiliated Index. Other potential conflicts include (i) the potential for unauthorized access to Affiliated Index information, allowing Affiliated Index changes that benefit Columbia Management and/or its affiliates or other accounts managed by Columbia Management and/or its affiliates and not the clients in the accounts seeking to track the Affiliated Index, and (ii) the manipulation of Affiliated Index pricing to present the performance of accounts seeking to track the Affiliated Index, or the firm’s tracking ability, in a preferential light.
Columbia Management has adopted policies and procedures that are designed to address potential conflicts that may arise in connection with the operation of the Affiliated Indexes, the Affiliated Index ETFs and other accounts.
To the extent it is intended that an account managed by Columbia Management and/or its affiliates seeks to track an Affiliated Index, the account may not match (performance or holdings), and may vary substantially from, such index for any period of time. An account that seeks to track an index may purchase, hold and sell securities at times when another client would not do so. Columbia Management and its affiliates do not guarantee that any tracking error

SUP000_00_029_(09/16)

targets will be achieved. Accounts managed by Columbia Management and/or its affiliates that seek to track an index may be negatively impacted by errors in the index, either as a result of calculation errors, inaccurate data sources or otherwise. Columbia Management and its affiliates do not guarantee the timeliness, accuracy and/or completeness of an index and are not responsible for errors, omissions or interruptions in the index (including when Columbia Management or an affiliate acts as the index provider) or the calculation thereof (including when Columbia Management or an affiliate acts as the calculation agent).
Columbia Management and its affiliates are not obligated to license the Affiliated Indexes to clients or other third-parties.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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